VT George Putnam Balanced Fund
The fund's portfolio
3/31/19 (Unaudited)

COMMON STOCKS (61.8%)(a)
	Shares	Value
Basic materials (2.8%)
Apollo Global Management, LLC Class A	2,424	$68,478
Archer-Daniels-Midland Co.	3,411	147,116
DowDuPont, Inc.	19,436	1,036,133
FMC Corp.	4,975	382,180
Fortune Brands Home & Security, Inc.	11,204	533,422
Freeport-McMoRan, Inc. (Indonesia)	35,229	454,102
Linde PLC	3,127	550,133
Packaging Corp. of America	1,091	108,424
Sherwin-Williams Co. (The)	1,564	673,630
Summit Materials, Inc. Class A(NON)	14,486	229,893
W.R. Grace & Co.	1,382	107,851

		4,291,362
Capital goods (4.3%)
Ball Corp.	3,616	209,222
Boeing Co. (The)	1,497	570,986
Deere & Co.	1,780	284,515
Eaton Corp. PLC	9,602	773,537
Fortive Corp.	5,594	469,281
Honeywell International, Inc.	11,296	1,795,160
Johnson Controls International PLC	20,859	770,531
Roper Technologies, Inc.	2,289	782,769
TransDigm Group, Inc.(NON)	681	309,167
Waste Connections, Inc.	7,268	643,872

		6,609,040
Communication services (2.0%)
AT&T, Inc.	19,973	626,353
Charter Communications, Inc. Class A(NON)	1,874	650,109
Comcast Corp. Class A	16,361	654,113
SBA Communications Corp.(NON)(R)	2,394	477,986
Verizon Communications, Inc.	12,595	744,742

		3,153,303
Communications equipment (0.3%)
Cisco Systems, Inc.	7,962	429,868

		429,868
Computers (1.6%)
Apple, Inc.	13,371	2,539,821

		2,539,821
Conglomerates (1.0%)
AMETEK, Inc.	3,651	302,923
Danaher Corp.	9,699	1,280,462

		1,583,385
Consumer cyclicals (8.1%)
Advance Auto Parts, Inc.	1,155	196,962
Amazon.com, Inc.(NON)	1,609	2,865,227
BJ's Wholesale Club Holdings, Inc.(NON)(S)	8,343	228,598
Booking Holdings, Inc.(NON)	412	718,903
Burlington Stores, Inc.(NON)	1,432	224,366
CarMax, Inc.(NON)	2,776	193,765
Clorox Co. (The)	2,891	463,890
Ecolab, Inc.	594	104,865
General Motors Co.	36,820	1,366,022
Hilton Worldwide Holdings, Inc.	7,396	614,682
Home Depot, Inc. (The)	8,797	1,688,056
Levi Strauss & Co. Class A(NON)	7,639	179,898
Live Nation Entertainment, Inc.(NON)	6,715	426,671
MGM Resorts International	8,703	223,319
NIKE, Inc. Class B	7,172	603,954
TJX Cos., Inc. (The)	6,357	338,256
Walt Disney Co. (The)	6,808	755,854
Walmart, Inc.	9,850	960,671
Wynn Resorts, Ltd.	3,772	450,075

		12,604,034
Consumer staples (4.4%)
Chipotle Mexican Grill, Inc.(NON)	696	494,376
Coca-Cola Co. (The)	36,477	1,709,312
Costco Wholesale Corp.	1,678	406,311
Hershey Co. (The)(S)	5,995	688,406
McCormick & Co., Inc. (non-voting shares)	4,410	664,278
PepsiCo, Inc.	4,153	508,950
Procter & Gamble Co. (The)	15,936	1,658,141
Walgreens Boots Alliance, Inc.	4,412	279,147
Yum China Holdings, Inc. (China)	11,277	506,450

		6,915,371
Electronics (2.4%)
Intel Corp.	15,797	848,299
NXP Semiconductors NV	11,613	1,026,473
ON Semiconductor Corp.(NON)	32,992	678,645
Qualcomm, Inc.	21,112	1,204,017

		3,757,434
Energy (2.8%)
Anadarko Petroleum Corp.	6,897	313,676
BP PLC (United Kingdom)	211,802	1,540,686
Cairn Energy PLC (United Kingdom)(NON)	111,323	234,743
Cenovus Energy, Inc. (Canada)	132,531	1,150,417
ConocoPhillips	2,364	157,773
Encana Corp. (Canada)	44,795	324,478
Enterprise Products Partners LP	23,717	690,165

		4,411,938
Financials (10.0%)
American International Group, Inc.	11,718	504,577
Assured Guaranty, Ltd.	28,298	1,257,280
Bank of America Corp.	72,960	2,012,966
BlackRock, Inc.	1,267	541,478
Chubb, Ltd.	2,448	342,916
Citigroup, Inc.	22,926	1,426,456
E*Trade Financial Corp.	14,832	688,650
Gaming and Leisure Properties, Inc.(R)	23,306	898,912
Goldman Sachs Group, Inc. (The)	5,321	1,021,579
Intercontinental Exchange, Inc.	5,587	425,394
JPMorgan Chase & Co.	8,365	846,789
KKR & Co., Inc. Class A	43,192	1,014,580
Oportun Financial Corp. (acquired 6/23/15, cost $42,371) (Private)(F)(RES)(NON)	14,867	31,877
Prudential PLC (United Kingdom)	43,908	879,265
Raymond James Financial, Inc.	6,830	549,200
SunTrust Banks, Inc.	4,945	292,991
Visa, Inc. Class A(S)	11,083	1,731,054
Wells Fargo & Co.	16,840	813,709
Yellow Cake PLC (United Kingdom)(NON)	70,560	206,088

		15,485,761
Health care (8.1%)
Abbott Laboratories	5,163	412,730
AbbVie, Inc.	4,744	382,319
Allergan PLC	2,482	363,390
Amgen, Inc.	3,294	625,794
Baxter International, Inc.	5,922	481,518
Becton Dickinson and Co. (BD)	1,819	454,259
Boston Scientific Corp.(NON)	7,649	293,569
Bristol-Myers Squibb Co.	10,003	477,243
Celgene Corp.(NON)	1,575	148,586
Cigna Corp.	6,584	1,058,839
CVS Health Corp.	5,017	270,567
Edwards Lifesciences Corp.(NON)	1,501	287,186
Eli Lilly & Co.	5,165	670,210
Gilead Sciences, Inc.	4,341	282,208
ICU Medical, Inc.(NON)	1,217	291,265
Intuitive Surgical, Inc.(NON)	764	435,923
Johnson & Johnson	9,427	1,317,800
Medtronic PLC	3,389	308,670
Merck & Co., Inc.	13,575	1,129,033
Mettler-Toledo International, Inc.(NON)	478	345,594
Pfizer, Inc.	22,446	953,282
Regeneron Pharmaceuticals, Inc.(NON)	496	203,668
Thermo Fisher Scientific, Inc.	715	195,710
UnitedHealth Group, Inc.	3,496	864,421
Vertex Pharmaceuticals, Inc.(NON)	1,521	279,788

		12,533,572
Software (4.6%)
Activision Blizzard, Inc.	25,023	1,139,297
Adobe, Inc.(NON)	3,720	991,343
Everbridge, Inc.(NON)	5,279	395,978
Microsoft Corp.	32,504	3,833,522
NetEase, Inc. ADR (China)	1,797	433,886
Tencent Holdings, Ltd. (China)	7,136	328,125

		7,122,151
Technology services (5.4%)
Alibaba Group Holding, Ltd. ADR (China)(NON)(S)	730	133,189
Alphabet, Inc. Class A(NON)	2,439	2,870,435
DXC Technology Co.	16,080	1,034,105
Facebook, Inc. Class A(NON)	10,401	1,733,743
Fidelity National Information Services, Inc.	7,975	901,973
First Data Corp. Class A(NON)	17,977	472,256
GoDaddy, Inc. Class A(NON)	3,304	248,428
Salesforce.com, Inc.(NON)	6,495	1,028,613

		8,422,742
Transportation (1.0%)
Norfolk Southern Corp.	3,067	573,192
Union Pacific Corp.	5,572	931,638

		1,504,830
Utilities and power (3.0%)
Ameren Corp.	2,019	148,497
American Electric Power Co., Inc.	10,187	853,161
CMS Energy Corp.	3,281	182,227
Dominion Energy, Inc.	1,988	152,400
Duke Energy Corp.	1,566	140,940
Edison International	2,110	130,651
Exelon Corp.	15,856	794,861
FirstEnergy Corp.	3,404	141,640
Kinder Morgan, Inc.	31,043	621,170
NextEra Energy, Inc.	2,587	500,119
NRG Energy, Inc.	12,405	526,964
PPL Corp.	1,199	38,056
Sempra Energy(S)	1,629	205,026
Southern Co. (The)	3,591	185,583

		4,621,295

Total common stocks (cost $84,686,725)		$95,985,907

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (10.8%)(a)
	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.1%)
Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 4/1/49	$1,000,000	$1,038,359
4.50%, 3/20/49	1,000,000	1,039,597
3.50%, TBA, 4/1/49	1,000,000	1,021,563
3.50%, with due dates from 11/20/47 to 11/20/47	646,805	662,893
3.00%, TBA, 4/1/49	1,000,000	1,004,297

		4,766,709
U.S. Government Agency Mortgage Obligations (7.7%)
Federal National Mortgage Association Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	154,536	168,906
5.00%, 8/1/33	57,608	61,876
4.50%, TBA, 4/1/49	2,000,000	2,083,750
4.50%, 2/1/49	1,994,294	2,124,126
4.00%, TBA, 4/1/49	4,000,000	4,113,750
3.50%, 1/1/57	1,628,369	1,650,343
3.50%, TBA, 4/1/49	1,000,000	1,013,438
3.00%, 6/1/46	768,558	766,751

		11,982,940

Total U.S. government and agency mortgage obligations (cost $16,647,142)		$16,749,649

U.S. TREASURY OBLIGATIONS (11.2%)(a)
	Principal amount	Value
U.S. Treasury Bonds
3.00%, 2/15/47	$1,160,000	$1,204,116
2.75%, 8/15/42(SEG)	2,370,000	2,359,594
U.S. Treasury Notes
2.625%, 6/15/21	1,800,000	1,814,105
2.25%, 2/15/21	2,290,000	2,287,603
2.125%, 12/31/22	2,000,000	1,991,797
2.00%, 2/15/22	1,790,000	1,778,449
2.00%, 11/30/20	1,940,000	1,929,239
1.875%, 11/30/21	1,800,000	1,782,239
1.625%, 10/31/23	2,260,000	2,199,263

Total U.S. treasury obligations (cost $17,290,262)		$17,346,405

CORPORATE BONDS AND NOTES (13.9%)(a)
	Principal amount	Value
Basic materials (0.8%)
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4.625%, 11/15/22 (Germany)	$71,000	$73,086
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	180,000	182,229
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. notes 6.00%, 11/15/41 (Canada)	5,000	5,221
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4.625%, 4/29/24	166,000	171,239
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4.00%, 4/16/25	59,000	59,197
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	80,000	84,005
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	10,000	14,016
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	122,000	125,627
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	87,000	85,469
Westlake Chemical Corp. company guaranty sr. unsec. unsub. bonds 4.375%, 11/15/47	15,000	13,287
Westlake Chemical Corp. company guaranty sr. unsec. unsub. notes 3.60%, 8/15/26	165,000	159,669
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	140,000	182,956
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	10,000	13,036
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32(R)	82,000	108,260

		1,277,297
Capital goods (0.4%)
Johnson Controls International PLC sr. unsec. unsub. bonds 4.50%, 2/15/47	125,000	119,843
L3 Technologies, Inc. company guaranty sr. unsec. bonds 3.85%, 12/15/26	100,000	101,769
L3 Technologies, Inc. company guaranty sr. unsec. notes 4.40%, 6/15/28	68,000	71,353
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	105,000	103,247
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	120,000	121,898
Republic Services, Inc. sr. unsec. notes 3.95%, 5/15/28	105,000	109,880

		627,990
Communication services (1.3%)
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27(R)	66,000	64,945
American Tower Corp. sr. unsec. unsub. bonds 3.375%, 10/15/26(R)	59,000	57,503
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	177,000	178,953
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	185,000	188,991
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	12,000	11,726
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty sr. notes 3.849%, 4/15/23	30,000	30,716
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	111,000	124,431
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	55,000	58,035
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 5.375%, 5/1/47	74,000	73,733
Comcast Cable Communications Holdings, Inc. company guaranty sr. unsec. notes 9.455%, 11/15/22	25,000	30,708
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	86,000	83,668
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/35	27,000	34,111
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.15%, 3/1/26	133,000	132,326
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	73,000	71,424
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28(R)	134,000	133,193
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27(R)	66,000	64,899
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22(R)	10,000	10,538
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47(R)	30,000	29,635
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27(R)	54,000	56,716
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	10,000	14,076
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 3/15/43 (Canada)	35,000	36,628
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC 144A company guaranty sr. notes 3.36%, 9/20/21	125,000	124,963
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	150,000	146,167
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	70,000	74,028
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)	80,000	81,600
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28 (United Kingdom)	80,000	81,314

		1,995,027
Consumer cyclicals (1.7%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	120,000	116,588
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	125,000	132,361
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	98,000	98,660
Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	24,000	24,093
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5.50%, 2/1/20	92,000	93,919
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 3.95%, 8/14/28	77,000	79,101
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 3.40%, 8/13/21	45,000	45,576
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 2.80%, 4/11/26	59,000	56,591
CBS Corp. company guaranty sr. unsec. bonds 4.20%, 6/1/29	60,000	60,316
CBS Corp. company guaranty sr. unsec. unsub. bonds 2.90%, 1/15/27	48,000	44,824
CBS Corp. company guaranty sr. unsec. unsub. notes 4.60%, 1/15/45	76,000	72,490
CBS Corp. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/26	17,000	17,271
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	60,000	60,338
Ecolab, Inc. sr. unsec. unsub. notes 3.25%, 12/1/27	122,000	122,624
Fox Corp. 144A company guaranty sr. unsec. notes 4.03%, 1/25/24	55,000	57,018
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	40,000	38,316
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	47,000	46,736
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec. sub. notes 4.25%, 9/1/24	20,000	19,962
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	135,000	136,519
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25 (United Kingdom)	160,000	166,400
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%, 3/1/26 (United Kingdom)	67,000	66,665
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	197,000	205,090
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	94,000	90,069
NVR, Inc. sr. unsec. notes 3.95%, 9/15/22	65,000	66,717
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	42,000	41,657
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	50,000	51,123
S&P Global, Inc. company guaranty sr. unsec. unsub. notes 4.40%, 2/15/26	93,000	99,999
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	150,000	150,000
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	145,000	140,331
Walt Disney Co. (The) 144A company guaranty sr. unsec. notes 7.75%, 1/20/24	137,000	166,069

		2,567,423
Consumer staples (0.7%)
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	17,000	17,050
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	200,000	193,000
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	133,181	158,318
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	12,724	13,137
Diageo Investment Corp. company guaranty sr. unsec. notes 8.00%, 9/15/22	74,000	86,416
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	150,000	192,426
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	87,000	98,488
Keurig Dr Pepper, Inc. 144A company guaranty sr. unsec. notes 4.597%, 5/25/28	174,000	181,298
Keurig Dr Pepper, Inc. 144A company guaranty sr. unsec. unsub. notes 4.417%, 5/25/25	22,000	22,798
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	120,000	121,650
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	63,000	61,655

		1,146,236
Energy (1.2%)
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26	80,000	79,819
BP Capital Markets America, Inc. company guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	88,000	92,196
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	65,000	68,169
Concho Resources, Inc. company guaranty sr. unsec. notes 3.75%, 10/1/27	130,000	128,939
Energy Transfer Operating LP company guaranty sr. unsec. bonds 6.25%, 4/15/49	20,000	22,402
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%, perpetual maturity	257,000	244,317
Energy Transfer Partners LP sr. unsec. unsub. notes 7.60%, 2/1/24	30,000	34,457
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	40,000	42,040
EOG Resources, Inc. sr. unsec. unsub. notes 5.625%, 6/1/19	30,000	30,140
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	145,000	153,508
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	120,000	112,238
Equinor ASA company guaranty sr. unsec. notes 5.10%, 8/17/40 (Norway)	80,000	94,337
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	55,000	64,147
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	25,000	30,462
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 4.50%, 1/23/26 (Mexico)	39,000	36,262
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	24,000	24,169
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	105,000	111,344
Sunoco Logistics Partners Operations LP company guaranty sr. unsec. unsub. notes 5.95%, 12/1/25	25,000	27,651
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	65,000	64,106
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	135,000	126,225
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	200,000	207,956
Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	30,000	30,440

		1,825,324
Financials (4.4%)
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	38,000	38,253
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	21,000	19,760
Air Lease Corp. sr. unsec. unsub. notes 3.00%, 9/15/23	115,000	112,444
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	75,000	79,883
American International Group, Inc. jr. unsec. sub. FRB 8.175%, 5/15/58	114,000	137,085
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	220,000	207,798
Aviation Capital Group, LLC 144A sr. unsec. unsub. notes 7.125%, 10/15/20	35,000	36,939
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	32,000	33,800
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	150,000	177,533
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	45,000	43,515
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	83,000	87,871
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	10,000	10,236
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	208,698
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	89,000	95,366
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	63,000	64,063
CBRE Services, Inc. company guaranty sr. unsec. notes 5.25%, 3/15/25	22,000	23,593
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 4.875%, 3/1/26	55,000	57,842
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	200,000	212,810
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	10,000	9,957
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	270,000	279,755
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	84,000	86,305
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	28,000	28,980
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	280,000	274,448
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28(R)	185,000	193,145
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	145,000	144,492
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	40,000	41,276
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	29,000	27,768
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	182,000	186,004
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	192,000	192,749
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 6.625%, 3/30/40	238,000	297,510
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30(R)	66,000	61,107
Hospitality Properties Trust sr. unsec. unsub. notes 4.50%, 3/15/25(R)	35,000	34,758
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	200,000	215,187
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	26,000	27,300
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%, perpetual maturity	120,000	121,260
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	485,000	472,844
KKR Group Finance Co., LLC 144A company guaranty sr. unsec. unsub. notes 6.375%, 9/29/20	60,000	62,851
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.80%, 3/15/37	26,000	29,770
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes 8.875%, 6/1/39	155,000	243,665
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	400,000	488,000
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23(R)	35,000	36,456
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	40,000	35,892
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes 7.00%, 10/15/33	56,000	68,362
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	15,000	15,638
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	173,000	174,730
Prudential Financial, Inc. sr. unsec. notes 6.625%, 6/21/40	35,000	45,493
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	35,000	37,106
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23 (United Kingdom)	265,000	271,158
Teachers Insurance & Annuity Association of America 144A unsec. sub. notes 6.85%, 12/16/39	40,000	54,980
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	78,000	76,988
UBS AG unsec. sub. notes 5.125%, 5/15/24 (Switzerland)	360,000	367,539
VEREIT Operating Partnership LP company guaranty sr. unsec. notes 4.60%, 2/6/24(R)	90,000	92,612
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	65,000	69,225
Willis Towers Watson PLC company guaranty sr. unsec. unsub. notes 5.75%, 3/15/21	110,000	115,178
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24(R)	135,000	140,218

		6,768,195
Health care (1.1%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	7,000	7,016
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%, 3/15/22 (Luxembourg)	5,000	5,045
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	83,000	83,478
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	33,000	31,217
Anthem, Inc. sr. unsec. unsub. notes 4.625%, 5/15/42	35,000	36,122
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds 4.669%, 6/6/47	144,000	150,809
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds 3.70%, 6/6/27	110,000	109,577
Cigna Corp. 144A sr. unsub. notes 3.75%, 7/15/23	326,000	334,249
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48	44,000	44,326
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	38,000	37,631
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.90%, 8/28/28	190,000	201,710
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	67,000	71,788
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	35,000	37,210
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	10,000	10,602
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.50%, 4/1/27(R)	20,000	20,000
Omega Healthcare Investors, Inc. company guaranty sr. unsec. unsub. notes 4.95%, 4/1/24(R)	75,000	77,880
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	30,000	29,813
Shire Acquisitions Investments Ireland DAC company guaranty sr. unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	110,000	106,110
Shire Acquisitions Investments Ireland DAC company guaranty sr. unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	75,000	74,016
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	186,000	194,657
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	84,000	85,708

		1,748,964
Technology (1.2%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	84,000	79,254
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	150,000	163,284
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	173,000	165,271
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A company guaranty sr. notes 6.02%, 6/15/26	194,000	208,657
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds 8.35%, 7/15/46	28,000	33,795
Fidelity National Information Services, Inc. sr. unsec. notes 3.00%, 8/15/26	8,000	7,664
Fidelity National Information Services, Inc. sr. unsec. sub. notes Ser. 10Y, 4.25%, 5/15/28	58,000	59,633
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	154,000	158,629
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	119,000	148,141
Microchip Technology, Inc. 144A company guaranty sr. notes 4.333%, 6/1/23	140,000	142,224
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	66,000	63,986
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	71,000	72,450
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	154,000	148,973
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	245,000	256,450
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	42,000	40,376
Western Digital Corp. company guaranty sr. unsec. notes 4.75%, 2/15/26	140,000	133,700

		1,882,487
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	86,000	82,305
Southwest Airlines Co. Pass Through Trust pass-through certificates Ser. 07-1, Class A, 6.15%, 8/1/22	54,953	57,740
United Airlines, Inc. Pass-Through Trust pass-through certificates Ser. 14-2, Class A, 3.75%, 9/3/26	16,029	16,128

		156,173
Utilities and power (1.0%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	60,000	62,411
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	66,000	70,034
Appalachian Power Co. sr. unsec. unsub. notes Ser. L, 5.80%, 10/1/35	60,000	69,241
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	15,000	18,371
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	40,000	41,013
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	130,000	134,956
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub. notes 8.375%, 6/15/32	75,000	98,691
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	42,000	43,790
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	65,000	63,350
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	4,000	4,058
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	6,000	6,434
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes 5.45%, 7/15/44	145,000	163,792
Iberdrola International BV company guaranty sr. unsec. unsub. bonds 6.75%, 7/15/36 (Spain)	30,000	37,443
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	35,000	35,179
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes 5.40%, 9/1/44	16,000	16,927
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes 3.50%, 3/1/21	40,000	40,343
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes 3.15%, 1/15/23	75,000	75,144
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	10,000	12,709
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec. sub. FRB 4.80%, 12/1/77	90,000	80,550
Oncor Electric Delivery Co., LLC sr. notes 5.75%, 3/15/29	55,000	65,701
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	60,000	62,374
Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A, 9.50%, 4/1/19	135,000	134,989
WEC Energy Group, Inc. jr. unsec. sub. FRN Ser. A, (BBA LIBOR USD 3 Month + 2.11%), 4.796%, 5/15/67	300,000	265,500

		1,603,000

Total corporate bonds and notes (cost $20,973,026)		$21,598,116

MORTGAGE-BACKED SECURITIES (0.7%)(a)
	Principal amount	Value
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 4.186%, 10/25/27 (Bermuda)	$63,434	$64,829
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47(WAC)	124,000	127,291
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	93,000	96,062
COMM Mortgage Trust
FRB Ser. 14-UBS6, Class C, 4.459%, 12/10/47(WAC)	45,000	44,874
Ser. 13-CR13, Class AM, 4.449%, 11/10/46(WAC)	100,000	105,514
Federal National Mortgage Association Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1, (1 Month US LIBOR + 1.35%), 3.836%, 1/25/29	2,150	2,151
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%, 11/10/23 (In default)(NON)	14,822	1
GS Mortgage Securities Trust FRB Ser. 14-GC22, Class C, 4.689%, 6/10/47(WAC)	159,000	163,327
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D, 5.421%, 3/15/45(WAC)	217,000	211,871
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38	220,229	15,879
WF-RBS Commercial Mortgage Trust Ser. 13-UBS1, Class AS, 4.306%, 3/15/46(WAC)	101,000	105,566
WF-RBS Commercial Mortgage Trust 144A FRB Ser. 11-C3, Class D, 5.684%, 3/15/44(WAC)	82,000	74,645

Total mortgage-backed securities (cost $1,122,377)		$1,012,010

MUNICIPAL BONDS AND NOTES (0.1%)(a)
	Principal amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$30,000	$43,353
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds), 6.718%, 1/1/49	55,000	81,966
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	40,000	48,311

Total municipal bonds and notes (cost $125,173)		$173,630

CONVERTIBLE PREFERRED STOCKS (0.1%)(a)
	Shares	Value
Oportun Financial Corp. Ser. A-1, zero % cv. pfd. (acquired 6/23/15, cost $117) (Private)(F)(RES)(NON)	41	$88
Oportun Financial Corp. Ser. B-1, zero % cv. pfd. (acquired 6/23/15, cost $2,211) (Private)(F)(RES)(NON)	702	1,664
Oportun Financial Corp. Ser. C-1, zero % cv. pfd. (acquired 6/23/15, cost $5,197) (Private)(F)(RES)(NON)	1,021	3,910
Oportun Financial Corp. Ser. D-1, zero % cv. pfd. (acquired 6/23/15, cost $7,538) (Private)(F)(RES)(NON)	1,481	5,671
Oportun Financial Corp. Ser. E-1, zero % cv. pfd. (acquired 6/23/15, cost $4,227) (Private)(F)(RES)(NON)	770	3,180
Oportun Financial Corp. Ser. F, zero % cv. pfd. (acquired 6/23/15, cost $12,764) (Private)(F)(RES)(NON)	1,662	9,603
Oportun Financial Corp. Ser. F-1, zero % cv. pfd. (acquired 6/23/15, cost $35,793) (Private)(F)(RES)(NON)	12,559	26,928
Oportun Financial Corp. Ser. G, zero % cv. pfd. (acquired 6/23/15, cost $45,261) (Private)(F)(RES)(NON)	15,881	34,051
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost $72,763) (Private)(F)(RES)(NON)	25,555	54,739

Total convertible preferred stocks (cost $185,871)		$139,834

SHORT-TERM INVESTMENTS (9.8%)(a)
	Shares	Value
Putnam Short Term Investment Fund 2.64%(AFF)	13,178,701	$13,178,701
Putnam Cash Collateral Pool, LLC 2.86%(AFF)	2,010,075	2,010,075

Total short-term investments (cost $15,188,776)		$15,188,776
TOTAL INVESTMENTS

Total investments (cost $156,219,352)		$168,194,327

	FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $6,417,139) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/19/19	$560,265	$570,081	$9,816
		Euro	Buy	6/19/19	26,761	27,213	(452)
	Barclays Bank PLC
		British Pound	Sell	6/19/19	628,386	640,712	12,326
		Canadian Dollar	Sell	4/17/19	413,461	407,731	(5,730)
	Citibank, N.A.
		British Pound	Sell	6/19/19	724,357	737,071	12,714
	Goldman Sachs International
		British Pound	Sell	6/19/19	805,421	819,218	13,797
		Canadian Dollar	Sell	4/17/19	211,559	208,637	(2,922)
	HSBC Bank USA, National Association
		Chinese Yuan (Offshore)	Sell	5/15/19	1,295,374	1,285,744	(9,630)
	JPMorgan Chase Bank N.A.
		Canadian Dollar	Sell	4/17/19	384,714	389,871	5,157
		South Korean Won	Buy	5/15/19	448,742	452,696	(3,954)
		South Korean Won	Sell	5/15/19	447,625	454,421	6,796
	State Street Bank and Trust Co.
		Canadian Dollar	Sell	4/17/19	429,556	423,744	(5,812)

	Unrealized appreciation						60,606

	Unrealized (depreciation)						(28,500)

	Total						$32,106
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	7	$992,040	$993,230	Jun-19	$25,074

Unrealized appreciation					25,074

Unrealized (depreciation)					—

Total					$25,074

TBA SALE COMMITMENTS OUTSTANDING at 3/31/19 (proceeds receivable $2,072,695) (Unaudited)
Agency	Principal amount	Settlement date	Value
Federal National Mortgage Association, 4.50%, 4/1/49	$1,000,000		$1,041,875
Government National Mortgage Association, 4.50%, 4/1/49	1,000,000		1,038,359

Total			$2,080,234

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
TBA	To Be Announced Commitments
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2019 through March 31, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $155,417,688.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $171,711, or 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC, and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$2,251,250	$6,267,950	$6,509,125	$7,688	$2,010,075
	Putnam Short Term Investment Fund**	14,051,798	11,087,384	11,960,481	102,128	13,178,701

	Total Short-term investments	$16,303,048	$17,355,334	$18,469,606	$109,816	$15,188,776
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $2,010,075, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $1,985,857. Certain of these securities were sold prior to the close of the reporting period.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $91,909.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
(WAC)	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $8,128,764 to cover certain derivative contracts, and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to equitize cash.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under "Security valuation" above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $15,442 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$4,291,362	$—	$—
Capital goods	6,609,040	—	—
Communication services	3,153,303	—	—
Conglomerates	1,583,385	—	—
Consumer cyclicals	12,604,034	—	—
Consumer staples	6,915,371	—	—
Energy	4,411,938	—	—
Financials	15,453,884	—	31,877
Health care	12,533,572	—	—
Technology	21,943,891	328,125	—
Transportation	1,504,830	—	—
Utilities and power	4,621,295	—	—

Total common stocks	95,625,905	328,125	31,877
Convertible preferred stocks	—	—	139,834
Corporate bonds and notes	—	21,598,116	—
Mortgage-backed securities	—	1,012,010	—
Municipal bonds and notes	—	173,630	—
U.S. government and agency mortgage obligations	—	16,749,649	—
U.S. treasury obligations	—	17,346,405	—
Short-term investments	13,178,701	2,010,075	—

Totals by level	$108,804,606	$59,218,010	$171,711
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$32,106	$—
Futures contracts	25,074	—	—
TBA sale commitments	—	(2,080,234)	—

Totals by level	$25,074	$(2,048,128)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	60,606	28,500
Equity contracts	25,074	—

Total	$85,680	$28,500

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased equity option contracts (contract amount)	$—*
Written equity option contracts (contract amount)	$—*
Futures contracts (number of contracts)	5
Forward currency contracts (contract amount)	$6,800,000
* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com